March 11, 2015

ADVANTAGE FUNDS, INC.

- Dreyfus Structured Midcap Fund

Supplement to Summary and Statutory Prospectuses

dated January 1, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund's subadviser is Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA and Ronald P. Gala, CFA.  Messrs. Boggs and Gala have each served as primary portfolio manager of the fund since June 2011, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital.  Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the statutory prospectus:

Investment decisions for the fund are made by key members of the Active Equity Team of Mellon Capital, an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio.  Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since June 2011, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients.  From October 2005 until December 2010, he served as global co-head of long short equity strategies at AXA Rosenberg, where he was responsible for strategy and portfolio design, product development and marketing.    Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.

0936STK0315

                                                                                                                                March 11, 2015

Advantage Funds, Inc.

-          Dreyfus Structured Midcap Fund (the “Fund”)

Supplement to the Statement of Additional Information (the “SAI”)

dated

April 1, 2014, as revised or amended, May 1, 2014, July 1, 2014, October 1, 2014,

November 26, 2014, January 1, 2015 and February 27, 2015

            The following information supersedes any contrary information contained in the section of the Fund’s SAI entitled “Certain Portfolio Manager Information”:

            All references to Warren Chiang have been removed.

GROUP2-SAISTK-0315